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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                January 21, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                             DATAMETRICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



     95-3545701                                                  0-8567
------------------------                                ------------------------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


   25B Hanover Road, Florham Park, NJ                            07932
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


                                 (973) 377-3900
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On January 28, 2000, the Registrant announced that it will immediately seek buyers for its military/defense business and redirect its efforts exclusively to
(a) the manufacture and marketing of the Condor(TM) and Harrier(TM) high-speed thermal transfer printers and (b) the management and operation of MadeMyWay.com.(TM), an internet-based subsidiary of the Company engaged in the fulfillment of customized and personalized apparel, textiles and specialty imprinted products primarily for the business-to-business e-commerce market.

On January 21, 2000, the Board of Directors of the Registrant approved and will propose to the Company's shareholders a change in the Registrant 's name to Mach 5 Technologies, Inc. The name change will be presented for approval at this spring's annual meeting of the Registrant's shareholders.

On January 24, 2000, Richard Love, a director of the Registrant, submitted his resignation as a member of the Board of Directors. Mr. Love had voted in favor of all actions taken by the Registrant during its recent meetings.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             a.       Financial statements of business acquired: Not Applicable.

             b.       Pro forma financial information:  Not Applicable.

             c.       Exhibits.

                      4.1      Press Release

                      4.2      Resignation of Richard Love



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DATAMETRICS CORPORATION


                                         By:    /s/ Daniel P. Ginns
                                            ------------------------------------
                                            Daniel P. Ginns, Chairman and
Dated: January 28, 2000                     Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Title.
----------        -----

4.1               Press Release dated January 28, 2000

4.2               Resignation of Richard Love

                                             Contact:            Daniel P. Ginns
                                                         Chief Executive Officer
                                                                  (973) 377-3900


FOR IMMEDIATE RELEASE
---------------------

            DATAMETRICS CORPORATION ANNOUNCES NEW STRATEGIC DIRECTION

          DATAMETRICS TO FOCUS EXCLUSIVELY UPON ITS HIGH-SPEED CONDOR(TM)AND HARRIER(TM)THERMAL TRANSFER PRINTERS, AND ITS MADEMYWAY.COM(TM)INTERNET-BASED SUBSIDIARY ENGAGED IN THE CUSTOMIZATION AND PERSONALIZATION OF APPAREL, TEXTILES AND SPECIALTY IMPRINTED PRODUCTS

          The  Board of  Directors  of  Datametrics  Will  Propose  to
            Shareholders a Change in the Company's Name to
                       Mach 5 Technologies, Inc.

FLORHAM PARK, New Jersey  (January 28, 2000) -- Datametrics  Corporation  (AMEX:
DC) today announced that its Board of Directors has approved a new strategic direction for the Company. Responding to the success of its high-speed Condor(TM) and Harrier(TM) thermal transfer printers; the enthusiastic reception received to MadeMyWay.com(TM), an internet-based subsidiary of the Company engaged in the fulfillment of customized and personalized apparel, textiles and specialty imprinted products primarily for the business-to-business e-commerce market; and the recent decline in military/defense purchases, the Company stated today that it will immediately seek buyers for its military/defense business and redirect its efforts exclusively to (a) the manufacture and marketing of the Condor(TM) and Harrier(TM) high-speed thermal transfer printers and (b) the management and operation of MadeMyWay.com. The Company's new strategic direction has resulted in a significant reduction in personnel although continuing customer support activities for the military/defense business will be unaffected.

The Company also announced the closing of its research and development facility in Calabasas, California. All research and development activity will be consolidated in the Company's Orlando, Florida facility to allow the closer exchange of ideas and information among the Company's engineering, marketing and sales departments.

The Board of Directors of Datametrics Corporation also approved and will propose to the Company's shareholders a change in the Company's name to Mach 5 Technologies, Inc. The name change will be presented for approval at this spring's annual meeting of the Company's shareholders.

According to Daniel P. Ginns, Chief Executive Officer of Datametrics Corporation, "Datametrics has taken these bold steps because we believe that the exciting business opportunities before us with our Condor(TM) and Harrier(TM) thermal transfer printers and MadeMyWay.com(TM) demand that we commit our financial resources and efforts. The decision to withdraw from the military/defense business was based both on the opportunities and demands presented by our other businesses, and on the fact that we have seen a recent, dramatic decline of orders for our military/defense products which we do not project will be reversed. The funds which we will realize from the sale of our military/defense business will be deployed to bolster the marketing of our high-speed thermal transfer printers and our MadeMyWay.com(TM) operations. We believe that shareholder value will be maximized as a result of the actions we have taken today."

Mr. Ginns continued, "The Board of Directors has determined that a change in our corporate name is essential to reflect our new strategic direction. Accordingly, upon shareholder approval, Datametrics Corporation will become Mach 5 Technologies, Inc."

The Company also reported that it had today filed Forms 8-K and 12b-25 reporting the decisions described above, as well as changes in the Company's Board of Directors and a delay in filing of its Fiscal 1999 Annual Report.

Datametrics Corporation, the leader in concurrent thermal transfer technology, specializes in the design, development and manufacture of high-speed color printers and the management and operation of MadeMyWay.com(TM), a fulfillment center engaged in the personalization and customization of high quality apparel, textiles and specialty products primarily for the business-to-business e-commerce market." Datametrics has operations in New Jersey and Florida.

                                        #

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as quarterly fluctuations in operating results, the timely availability of new products, financing risks, the impact of competitive products and pricing, and other risks detailed in the Company's filing with the Securities and Exchange Commission, including the Company's Form 10-K for the fiscal year ended October 25, 1998. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made in this press release.

                             RJL Capital Management
                              809 B Presidio Ave.
                        Santa Barbara, California 93101

                                                                  Richard Love
                                                              Tel. (805)963-0029
                                                              Fax. (805)966-9302


Daniel P. Ginns, CEO
Datametrics Corp.
25 B Hanover St., Ste. 305
Florham Park, NJ  07935
                                                                January 24, 2000

Dear Dan:

Please accept my resignation as a director of Datametrics.

As you know, I'm taking this action at the behest of the Securities and Exchange Commission.

I've enjoyed my term as a director and look forward to staying in close touch with you and the Company.

With best regards,

                                                       Sincerely yours,

                                                       /s/ Richard Love
                                                       -------------------------
                                                       Richard Love